                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------



                      OCTOBER 1, 2004 (SEPTEMBER 21, 2004)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                            MORTGAGEIT HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                       1-32213               20-0404134
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

        33 MAIDEN LANE NEW                                         10038
             YORK, NY                                            (ZIP CODE)

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (212) 651-7700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2004, we, and our wholly owned subsidiary MortgageIT, Inc. ("MortgageIT"), entered into Amendment No. 1 to Amended and Restated Master Repurchase Agreement, among us, MortgageIT and Merrill Lynch Mortgage Capital Inc. The only material change to the Amended and Restated Master Repurchase Agreement resulting from Amendment No. 1 was the reduction of the Pricing Spread, as defined in the agreement. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 under the Exchange Act, of certain portions of Amendment No. 1. These portions of Amendment No. 1 have been redacted from Exhibit 10.1 filed with this report.

ALL TERMS USED BUT NOT DEFINED BELOW HAVE THE MEANINGS GIVEN TO THEM IN THE WAREHOUSING CREDIT AND SECURITY AGREEMENT.

On September 27, 2004, MortgageIT entered into the Third Amendment to the Warehousing Credit and Security Agreement, between MortgageIT and Residential Funding Corporation. The significant changes to the Warehousing Credit and Security Agreement resulting from the Third Amendment are as follows: (i) increase the Minimum Tangible Net Worth that must be maintained by MortgageIT from $17.5 million to $25.0 million; (ii) increase the Leverage Ratio that must be maintained by MortgageIT from 20-to-1 to 25-to-1; and (iii) waive the Event of Default pursuant to Section 10.1(c) of the Warehousing Credit and Security Agreement that arose from MortgageIT's failure to comply with Section 8.8 of the Warehousing Credit and Security Agreement for the fiscal month ended July 31, 2004. The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         10.1* Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated September 21, 2004, by and among MortgageIT Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage Capital Inc.

         10.2 Third Amendment to Warehousing Credit and Security Agreement, dated September 27, 2004, between MortgageIT, Inc. and Residential Funding Corporation.


         ----------------------------
         * An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 under the Exchange Act, of certain portions of this exhibit. These portions of the exhibit have been redacted from the exhibit filed with this report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MORTGAGEIT HOLDINGS, INC.


                                                By: /s/ John R. Cuti
                                                    ---------------------------
                                                    John R. Cuti
                                                    Secretary

Date:  October 1, 2004

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED OCTOBER 1, 2004 (SEPTEMBER 21, 2004)


                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------------   -----------------------------------------------------------------
10.1*               Amendment No. 1 to Amended and Restated Master Repurchase
                    Agreement, dated September 21, 2004, by and among MortgageIT
                    Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage
                    Capital Inc.

10.2                Third Amendment to Warehousing Credit and Security
                    Agreement, dated September 27, 2004, between MortgageIT,
                    Inc. and Residential Funding Corporation.

-----------------------------------------
* An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 under the Exchange Act, of certain portions of this exhibit. These portions of the exhibit have been redacted from the exhibit filed with this report.